UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2021

ARENA FORTIFY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41046	86-2228751
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

405 Lexington Avenue, 59th Floor

New York, New York 10174

(Address of principal executive offices, including zip code)

(212) 612-3205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	AFACU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	AFAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	AFACW	The Nasdaq Stock Market LLC
Shares of Class A common stock underlying redeemable warrants included as part of the units	AFAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.Entry into a Material Definitive Agreement.

On November 9, 2021 (the “Registration Statement Effective Date”), the Registration Statement on Form S-1 (File No. 333-254532) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Arena Fortify Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 15, 2021, the Company consummated the IPO of 17,250,000 units, including 2,250,000 units issued upon exercise in full by the underwriters of their option to purchase additional units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), with each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $172.5 million.

The Company also issued promissory notes to each of Arena Fortify Sponsor LLC (the “Sponsor”), Cowen Investments II LLC (“Cowen”) and Intrepid Financial Partners, L.L.C. (“Intrepid”) (collectively, the “Initial Stockholder Loan Notes”), generating aggregate gross proceeds to the Company of $3,450,000. The Initial Stockholder Loan Notes shall be repaid in cash or converted into warrants (the “Initial Stockholder Loan Warrants”) at a purchase price of $1.00 per warrant, at each such lender’s sole direction. The Initial Stockholder Loan Warrants will be identical to the Private Placement Warrants.

Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

an Underwriting Agreement, dated November 9, 2021, by and among the Company, Cowen and Company, LLC and Intrepid Partners, LLC, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•

a Business Combination Marketing Agreement, dated November 15, 2021, by and among the Company, Cowen and Company, LLC and Intrepid Partners, LLC, as advisors in connection with the Company’s initial business combination (the “Advisors”), pursuant to which the Company will pay the Advisors a marketing fee for such services upon the consummation of the Company’s initial business combination in an amount equal to, in the aggregate, 3.5% of the gross proceeds of the IPO, including any proceeds from the full or partial exercise of the underwriters’ over-allotment option, and whereby the Advisors’ right to payment of such marking fee is conditioned upon the Company’s consummation of its initial business combination;

•

a Warrant Agreement, dated November 9, 2021 (the “Warrant Agreement”), between the Company and Continental Stock Transfer & Trust Company, as warrant agent, which sets forth the expiration and exercise price of and procedure for exercising the Warrants (as defined below); certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of the Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

•

a Private Placement Warrants Purchase Agreement, dated November 9, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 4,360,000 private placement warrants, including 360,000 private placement warrants issued in connection with the exercise in full by the underwriters of their option to purchase additional Units, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Sponsor Private Placement Warrants”);

•

a Private Placement Warrants Purchase Agreement, dated November 9, 2021, between the Company and Cowen, pursuant to which Cowen purchased 545,000 private placement warrants, including 45,000 private placement warrants issued in connection with the exercise in full by the underwriters of their option to purchase additional Units, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Cowen Private Placement Warrants”);

•

a Private Placement Warrants Purchase Agreement, dated November 9, 2021, between the Company and Intrepid, pursuant to which Intrepid purchased 545,000 private placement warrants, including 45,000 private placement warrants issued in connection with the exercise in full by the underwriters of their option to purchase additional Units, each exercisable to purchase one share of Class A Common Stock at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant (the “Intrepid Private Placement Warrants” and, together with the Sponsor Private Placement Warrants and the Cowen Private Placement Warrants, the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•

an Investment Management Trust Agreement, dated November 15, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO, the proceeds from the Initial Stockholder Loan Notes and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•

a Registration and Stockholder Rights Agreement, dated November 15, 2021, among the Company, the Sponsor, Cowen, Intrepid and certain equityholders of the Company, which provides for customary demand and piggy-back registration rights of the Sponsor, Cowen and Intrepid, and customary piggy-back registration rights of such other equityholders, as well as certain transfer restrictions with respect to the Company’s securities, and, upon and following consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•

a Letter Agreement, dated November 15, 2021, by and among the Company, the Sponsor, Cowen and Intrepid, pursuant to which each of the Sponsor, Cowen and Intrepid has agreed to vote any Class A Common Stock of the Company held by it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation; to certain transfer restrictions with respect to the Company’s securities; to certain indemnification obligations of the Sponsor, Cowen and Intrepid; and that the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor, Cowen and Intrepid;

•

a Letter Agreement, each dated November 15, 2021, by and between the Company and each executive officer and director of the Company, pursuant to which each executive officer and director of the Company has agreed to vote any Class A Common Stock of the Company held by him or her in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the time period set forth in the Company’s Amended and Restated Certificate of Incorporation; and to certain transfer restrictions with respect to the Company’s securities;

•	Indemnity Agreements, each dated November 15, 2021, between the Company and each of its executive officers and directors;

•	an Indemnity Agreement, dated November 15, 2021, between the Company and the Sponsor;

•	an Initial Stockholder Loan Note, dated November 9, 2021, between the Company and the Sponsor;

•	an Initial Stockholder Loan Note, dated November 9, 2021, between the Company and Cowen; and

•	an Initial Stockholder Loan Note, dated November 9, 2021, between the Company and Intrepid.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 1.2, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 and 10.12, respectively.

Item 3.02.Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 5,450,000 Private Placement Warrants, including 450,000 private placement warrants issued in connection with the exercise in full by the underwriters of their option to purchase additional Units, at a price of $1.00 per Private Placement Warrant, generating total proceeds of $5.45 million (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, Cowen and Intrepid, are substantially similar to the Public Warrants, except that if held by the Sponsor, Cowen or Intrepid, or their permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor, Cowen or Intrepid, or their permitted transferees, the Private Placement Warrants will be redeemable by the Company in all redemption scenarios and exercisable by holders on the same basis as the Public Warrants. The Private Placement Warrants have been issued pursuant to, and are governed by, the Warrant Agreement.

Item 3.03.Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K is incorporated in this Item 3.03 by reference.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2021, Daniel Zwirn, Franklin S. Edmonds, Jr., Marc McCarthy and James Crockard III were appointed as members of the board of directors of the Company (the “Board”). The Board has determined that Mr. Edmonds, Mr. McCarthy and Mr. Crockard are “independent directors” as defined in the rules of Nasdaq listing standards and applicable Securities and Exchange Commission (the “Commission”) rules. Mr. Edmonds, Mr. McCarthy and Mr. Crockard will serve on the audit committee of the Board with Mr. Crockard serving as the chair of the audit committee. Mr. Edmonds and Mr. McCarthy will serve on the nominating committee of the Board with Mr. Edmonds serving as the chair of the nominating committee. Mr. McCarthy and Mr. Crockard will serve on the compensation committee of the Board with Mr. McCarthy serving as the chair of the compensation committee.

On November 15, 2021, the Company entered into indemnification agreements with its directors and executive officers (i.e., Daniel Zwirn, Kieran Goodwin, Franklin S. Edmonds, Jr., Marc McCarthy and James Crockard III) that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnification agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnification agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03.Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2021 and in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation and, effective as of November 15, 2021, the Company adopted its Amended and Restated Bylaws. The Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 8.01.Other Events.

On November 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the launch of the IPO.

On November 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01.Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of November 9, 2021, by and among the Company, Cowen and Company, LLC and Intrepid Partners, LLC

1.2	Business Combination Marketing Agreement, dated as of November 15, 2021, by and among the Company, Cowen and Company, LLC and Intrepid Partners, LLC

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

4.1	Warrant Agreement, dated as of November 9, 2021, between Continental Stock Transfer & Trust Company and the Company

10.1	Private Placement Warrants Purchase Agreement, dated as of November 9, 2021, between the Company and Arena Fortify Sponsor LLC

10.2	Private Placement Warrants Purchase Agreement, dated as of November 9, 2021, between the Company and Cowen Investments II LLC

10.3	Private Placement Warrants Purchase Agreement, dated as of November 9, 2021, between the Company and Intrepid Financial Partners, L.L.C.

10.4	Investment Management Trust Agreement, dated as of November 15, 2021, between Continental Stock Transfer & Trust Company and the Company

10.5

Registration and Stockholder Rights Agreement, dated as of November 15, 2021, between the Company, Arena Fortify Sponsor LLC, Cowen Investments II LLC, Intrepid Financial Partners, L.L.C. and certain equityholders of the Company

10.6	Letter Agreement, dated as of November 15, 2021, between the Company, Arena Fortify Sponsor LLC, Cowen Investments II LLC and Intrepid Financial Partners, L.L.C.

10.7	Letter Agreement, dated as of November 15, 2021, between the Company and each of the officers and directors of the Company

10.8

Form of Indemnity Agreement between the Company and each of the officers and directors of the Company (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-254-532), filed on October 29, 2021)

10.9	Indemnity Agreement, dated as of November 15, 2021, between the Company and Arena Fortify Sponsor LLC

10.10	Initial Stockholder Loan Note, dated November 9, 2021, between the Company and Arena Fortify Sponsor LLC

10.11	Initial Stockholder Loan Note, dated November 9, 2021, between the Company and Cowen Investments II LLC

10.12	Initial Stockholder Loan Note, dated November 9, 2021, between the Company and Intrepid Financial Partners, L.L.C.

99.1	Press Release, dated November 8, 2021

99.2	Press Release, dated November 9, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2021

ARENA FORTIFY ACQUISITION CORP.

By:	/s/ Daniel Zwirn
Name:	Daniel Zwirn
Title:	Chief Executive Officer